Exhibit 99.2
IN RE:	CHAPTER 11
UAL CORPORATION, ET AL.	CASE NUMBERS : 02-48191 through 02-48218
DEBTORS	Jointly Administered
Hon. Eugene R. Wedoff

MONTHLY OPERATING REPORT FOR THE PERIOD
December 1, 2005 THROUGH December 31, 2005

The information contained in the Debtors' monthly operating report (the "MOR") is unaudited, is limited to the Debtors and their filing subsidiaries, is limited to the time period indicated and is presented in a format prescribed by the bankruptcy court. The MOR does not purport to represent financial statements prepared in accordance with GAAP nor is it intended to fully reconcile to the financial statements filed by UAL Corporation or United Air Lines, Inc. with the Securities and Exchange Commission. Additionally, while every effort has been made to assure its accuracy and completeness, errors or omissions may have inadvertently occurred and the Debtors reserve the right to amend their MOR as necessary.

IN RE:	CHAPTER 11
UAL CORPORATION ET AL.	CASE NUMBERS : 02-48191 through 02-48218
DEBTORS	Jointly Administered
Hon. Eugene R. Wedoff

MONTHLY OPERATING REPORT FOR THE PERIOD
December 1, 2005 THROUGH December 31, 2005

DEBTOR'S ADDRESS:	UAL Corporation
1200 East Algonquin Road
Elk Grove Township, IL 60007

DEBTOR'S ATTORNEYS:	James H. M. Sprayregen, P.C. (ARDC No. 6190206)
Marc Kieselstein (ARDC No. 6199255)
David R. Seligman (ARDC No. 6238064)
KIRKLAND & ELLIS
200 East Randolph Street
Chicago, IL 60601
(312) 861-2000 (telephone)
(312) 861-2200 (facsimile)
Counsel for the Debtors and Debtors In Possession

REPORT PREPARER:	UAL Corporation et al

I declare under penalty of perjury that the information contained in this monthly operating report
(including attached schedules) is true and correct to the best of my knowledge, information and belief.

Dated: January 27, 2006	DEBTOR-IN-POSSESSION

Print Name/Title:	Frederic F. Brace
Executive Vice President and
Chief Financial Officer

Signature:	/s/ Frederic F. Brace

Address:	1200 East Algonquin Road
Elk Grove Township, IL 60007

Phone:

I.	Table of Contents

II.	UAL Corporation, et al. Unaudited Financial Statements

	A.	Condensed Consolidating Statement of Operations (Discloses only filing entities)
	B.	Statements of Consolidated Financial Position (Form 10K to be filed by March 2, 2006)
	C.	Statements of Consolidated Cash Flows (Form 10K to be filed by March 2, 2006)

III.	Summary of Cash Receipts and Cash Disbursements

	A.	Unaudited Consolidated Receipt Summary
	B.	Unaudited Disbursements by Legal Filing Entity and Summary

IV.	Additional Schedules

	A.	Insurance - Certifications
	B.	Payments to Insiders - Certification
	C.	Description of Tax Trusts / Escrows
	D.	Payments to Secured Creditors and Lessors
	E.	Professional Fee Payments
	F.	Accounts Receivable Schedule and Accounts Payable Schedule
	G.	Bank Accounts and Financial Institution Relationships

V.	Tax Questionnaire

UAL Corporation, et al. -Filing Entities

	Legal Filing Entity	Reporting Structure
1	UAL Corporation	X-1
2	United Air Lines, Inc.	X-1
3	UAL Company Services, Inc.	X-1
4	UAL Loyalty Services, Inc.	X-2
5	Mileage Plus Holdings, Inc.	X-4
6	Mileage Plus Marketing, Inc.	X-5
7	MyPoints.com, Inc.	X-1
8	Confetti Inc.	X-7
9	Cybergold, Inc.	X-7
10	iTarget.com, Inc.	X-7
11	MyPoints Offline Services, Inc.	X-7
12	UAL Benefits Management Inc.	X-1
13	United BizJet Holdings, Inc.	X-1
14	BizJet Charter, Inc.	X-13
15	BizJet Fractional, Inc.	X-13
16	BizJet Services, Inc.	X-13
17	Kion Leasing, Inc.	X-2
18	Premier Meeting and Travel Services, Inc.	X-2
19	United Aviation Fuels Corporation	X-2
20	United Cogen, Inc.	X-2
21	Mileage Plus, Inc.	X-2
22	United GHS, Inc.	X-2
23	United Worldwide Corporation	X-2
24	United Vacations, Inc.	X-2
25	Four Star Leasing, Inc.	X-1
26	Air Wis Services, Inc.	X-1
27	Air Wisconsin, Inc.	X-26
28	Domicile Management Services, Inc.	X-26

UAL CORPORATION AND SUBSIDIARY COMPANIES (filing entities only)
CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS
FOR THE MONTH ENDED December 31, 2005
($ amounts in 000's)

UAL [1]
CONSOLIDATING

Total operating revenues	1,490,513

Total operating expenses	1,612,470

Earnings (loss) from operations	(121,957)

Non-operating income (expenses):
Net interest expense	(55,772)
Other income (expenses), net:	17,274
Total non-operating income (expenses):	(38,498)

Net Earnings (loss) before Reorganization items	(160,455)

Reorganization Expenses	(15,863,774)

Net earnings (loss)	(16,024,229)

1 These amounts do not agree to other financial statements included in the periodic public filings that are required by the SEC. This is due to the impact of certain non-filed entities and intercompany eliminations on United's consolidated results, which are not considered in the amounts disclosed here.

CASE NAME: UAL Corporation et al.	CASE NUMBERS : 02-48191 through 02-48218

Filed Entities of UAL Corporation [1]

SUMMARY OF CASH RECEIPTS AND CASH DISBURSEMENTS [2]

For The Period Ending December 31, 2005		(Amounts in US dollar $)

BEGINNING BALANCE (ending balance November 30, 2005)
Operating Accounts - DOM			$28,681,378
Operating Accounts - INT			$58,746,362
London Overnight Investment Balance			$1,714,779
Liquidity Pool			$1,910,481,281
Restricted Cash [3]			$958,588,703
Subsidiaries:
a. Mileage Plus, Inc.			$407,744
b. Premier Meeting and Travel Services, Inc.			$0
c. MyPoints.com, Inc.			$11,524,246
d. Confetti d/b/a Ameniti Travel Clubs, Inc.			$876,375
e. Domicile Management Services, Inc.			$86,858
f. UAL Loyalty Services, Inc.			$344,249
g. United Aviation Fuel Corporation			$1,458,213
			$2,972,910,187
TOTAL BEGINNING BALANCE

RECEIPTS (Summary of all domestic and international bank accounts):
1. Receipts from operations (net of Intercompany receipts)		$1,234,939,172
2. Other receipts [4]		$61,603,011

TOTAL RECEIPTS	(A)	$1,296,542,183

DISBURSEMENTS (Summary of all accounts):
1. Net payroll [5]
a. Officers		$695,239
b. Non-Officer		$157,169,899

2. Taxes paid or deposited:
a. Federal Income Tax and FICA withholdings		$54,663,753
b. State income tax w/held		$7,449,002
c. State sales or use tax		$103,719
d. Other [6]		$137,991,364

3. Necessary Operational Disbursements [7]
a. Operating Disbursements (net of Intercompany disbursements)		$1,207,752,805
b. Transferred to escrows / restricted cash		2,125,477

TOTAL DISBURSEMENTS	(B)	$1,567,951,257

NET RECEIPTS (Line (A) less Line (B))			($271,409,074)

ENDING BALANCE (BEGINNING BALANCE PLUS NET RECEIPTS)			$2,701,501,113

Bank One Overnight Investment Account (month over month change) [8]			($107,732)

TOTAL ENDING BALANCE [9]			$2,701,393,381

Check

ENDING BALANCE (as of December 31, 2005)
Operating Accounts - DOM		$50,526,885
Operating Accounts - INT		$60,031,334
London Overnight Investment		$4,082,150
Liquidity Pool		$1,645,820,958
Restricted Cash [3]		$926,805,717
Subsidiaries:
Mileage Plus, Inc.		$345,302
MyPoints.com, Inc.		$11,079,543
Confetti d/b/a Ameniti Travel Clubs, Inc.		$747,220
Domicile Management Services, Inc.		$459,428
UAL Loyalty Services, Inc.		$1,050,876
United Aviation Fuel Corporation		$443,968

TOTAL ENDING BALANCE		$2,701,393,381

1 See Page 4 for a list of the 28 filed entities.
2 Pro forma basis, not prepared according to Generally Accepted Accounting Principles, and excludes certain elimination entries and non-cash adjustments.
3 Restricted cash does not include $200 million held in a Tax Trust Escrow nor restricted cash amounts associated with any non-filed entities. See Schedule C of this report for a description of the Tax Trust Escrow.
4 Includes activity related to restricted cash
5 Includes information for domestic entities only.
6 Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax.
7 Includes certain aircraft financing payments for the month of December 2005. These payments are highlighted in Schedule D of this report.
8 Account used to invest excess funds on a daily basis that are not transferred to liquidity pool.
9 Ending cash balance does not include $200 million held in a Tax Trust Escrow. See Schedule C of this report for a description of the Tax Trust Escrow.

BANK
ENTITY:	RECEIPT SUMMARY [1]	ACCTS:	See Schedule G for list of bank accounts

RECEIPT SOURCE	DESCRIPTION	AMOUNT

Domestic Operational Receipts	BANK ONE / JP MORGAN CHASE ACTIVITY	1,111,451,717

Domestic Operational Receipts	NON BANK ONE / JP MORGAN CHASE ACTIVITY	196,190,641

International Operational Receipts [2]	BEG BALANCE (LESS) ENDING BALANCE	73,995,657
PLUS NET REPATRIATION

Total Operational Receipts	TOTAL DOMESTIC AND INTERNATIONAL ACTIVITY	1,381,638,016	( A )

Debtor-In-Possession Financing	0	( B )

Other Non-Operational Receipts [3]	SEE FOOTNOTE BELOW	61,603,011	( B )

Less, Non-filing entities	NONE FOR THIS PERIOD	0

GROSS RECEIPTS (tie to bank statements)	1,443,241,026

(MINUS) TRANSFERS FROM OTHER ACCOUNTS / ENTITIES[4]	146,698,844	( D )

NET RECEIPTS	$1,296,542,183

Forward to MOR Summary:
Receipts from operations (net of Intercompany receipts)	1,234,939,172	(A-D )
Other receipts	61,603,011	( B )
$1,296,542,183

1 Includes receipt activity for United Airline's Liquidity Pool and the following subsidiaries: MyPoints.com, Inc., Premier Meeting & Travel Services, Inc., Mileage Plus, Inc., United Aviation Fuels Corporation, UAL Loyalty Services, Inc. and Domicile Management Services, Inc.
2 Accounts for net repatriation to the liquidity pool in the amount of $72,123,239.
3 Includes net activity related to/from the London overnight investment account, interest income, aircraft and other asset sales, local station bank activity, and transfers to restricted cash.
4 Transfers in this section represent direct payments to / from various subsidiaries or affiliate companies. These amounts do not reflect payments made or received on behalf of a related subsidiary or affiliate entity.

BANK
ENTITY:	LIQUIDITY POOL [1]	ACCTS:	Bank One Acct. #51-67795
(see schedule G for details)

RECEIPT SOURCE	DESCRIPTION	AMOUNT

Domestic Operational Receipts	BANK ONE / JP MORGAN CHASE ACTIVITY	1,105,756,513

Domestic Operational Receipts	NON BANK ONE / JP MORGAN CHASE ACTIVITY	-
-
-
-
Total Non-Bank One Receipts	-

International Operational Receipts	BEG BALANCE (LESS) ENDING BALANCE	$73,408,211
PLUS NET REPATRIATION
Total Operational Receipts	TOTAL DOMESTIC AND INTERNATIONAL ACTIVITY	1,179,164,724

Debtor-In-Possession Financing	-

Other Non-Operational Receipts [2]	SEE FOOTNOTE BELOW	$61,513,567

Less, Non-filing entities	NONE FOR THIS PERIOD	-

GROSS RECEIPTS	1,240,678,291

UAL	-
UAL Loyalty Services, Inc.	-
UAL Company Services, Inc.	-
Confetti d/b/a Ameniti Travel Clubs, Inc.	-
MyPoints.com, Inc.	-
Cybergold, Inc.	-
iTarget.com, Inc.	-
MyPoints Offline Services, Inc.	-
UAL Benefits Management, Inc.	-
United BizJet Holdings, Inc.	-
United BizJet Charter, Inc.	-
United BizJet Fractional, Inc.	-
United BizJet Services, Inc.	-
Kion Leasing, Inc.	-
Premier Meeting and Travel Services, Inc.	-
United Aviation Fuels Corporation	5,950,000
United Cogen, Inc.	-
Mileage Plus, Inc.	-
United GHS, Inc.	-
United Worldwide Corporation	-
United Vacations, Inc.	-
Four Star Leasing, Inc.	-
Air Wisconsin Services, Inc.	-
Air Wisconsin , Inc.	-
Domicile Management Services, Inc.	-

(MINUS) TRANSFERS FROM OTHER ACCOUNTS / ENTITIES [3]	5,950,000

NET RECEIPTS	$1,234,728,291

1 Includes receipt activity for all filing entities of UAL Corporation (refer to page 4) except those receipts collected by MyPoints.com, Inc., Premier Meeting & Travel Services, Inc. Mileage Plus, Inc., United Aviation Fuels Corporation, UAL Loyalty Services, Inc. and Domicile Management Services, Inc. in operating bank accounts outside of the Liquidity Pool.
2 Includes net activity related to the London overnight investment account, interest income, aircraft and other asset sales, local station bank activity, and transfers to/from restricted cash.
3 Transfers in this section represent direct payments to / from various subsidiaries or affiliate companies. These amounts do not reflect payments made or received on behalf of a related subsidiary or affiliate entity.

			Fleet Bank # 55157711
			Wells Fargo #449-6837055, 10765100
MYPOINTS.COM, INC.		BANK	Silicon Valley Bank #3300066117, 3300042163
ENTITY:	AND SUBSIDIARIES [1]	ACCTS:	Silicon Valley Bank #3700276606
			(see schedule G for details)

RECEIPT SOURCE	DESCRIPTION		AMOUNT

Domestic Operational Receipts	BANK ONE / JP MORGAN CHASE ACTIVITY		-

Domestic Operational Receipts	NON BANK ONE / JP MORGAN CHASE ACTIVITY (see above for accounts)		9,859,195
			-
			-
			-
Total Non-Bank One Receipts			9,859,195

International Operational Receipts		BEG BALANCE (LESS) ENDING BALANCE	-

Total Operational Receipts	TOTAL DOMESTIC AND INTERNATIONAL ACTIVITY		9,859,195

Other Non-Operational Receipts	INCLUDES INTEREST INCOME, PROCEEDS OF ASSET SALES, etc.		91,841

Less, Non-filing entities	NONE FOR THIS PERIOD		-

	GROSS RECEIPTS (tie to bank statement)		9,951,036

	(MINUS) TRANSFERS FROM OTHER ACCOUNTS / ENTITIES[2]		-

	NET RECEIPTS		9,951,036

BANK STATEMENT RECONCILIATION:
Beginning Balance	$11,524,246
Receipts	9,951,036
Disbursements	(10,395,739)
Reconciled Ending Balance	$11,079,543

Reported Ending Balance	$11,079,543

Difference	$0

1 Includes receipt activity for Cybergold, Inc., iTarget.com, Inc., MyPoints Offline Services, Inc.
2 Transfers in this section represent direct payments to / from various subsidiaries or affiliate companies. These amounts do not reflect payments made or received on behalf of a related subsidiary or affiliate entity.

		BANK
ENTITY:	CONFETTI D/B/A AMENITI TRAVEL CLUB, INC.	ACCTS:	Bank One 000000001061639
			(see schedule G for details)

RECEIPT SOURCE	DESCRIPTION		AMOUNT

Domestic Operational Receipts	BANK ONE / JP MORGAN CHASE ACTIVITY		1,259,925

Domestic Operational Receipts	NON BANK ONE / JP MORGAN CHASE ACTIVITY (see above for accounts)		-
			-
			-
			-
Total Non-Bank One Receipts			-

International Operational Receipts		BEG BALANCE (LESS) ENDING BALANCE	-

Total Operational Receipts	TOTAL DOMESTIC AND INTERNATIONAL ACTIVITY		1,259,925

Other Non-Operational Receipts	INCLUDES INTEREST INCOME, PROCEEDS OF ASSET SALES, etc.		-

Less, Non-filing entities	NONE FOR THIS PERIOD		-

	GROSS RECEIPTS (tie to bank statement)		1,259,925

	(MINUS) TRANSFERS FROM OTHER ACCOUNTS / ENTITIES [1]		1,248,844

	NET RECEIPTS		11,082

BANK STATEMENT RECONCILIATION:
Beginning Balance	$876,375
Receipts	1,259,925
Disbursements	(1,389,081)
Reconciled Ending Balance	$747,220

Reported Ending Balance	$747,220

Difference	$0

1 Transfers in this section represent direct payments to / from various subsidiaries or affiliate companies. These amounts do not reflect payments made or received on behalf of a related subsidiary or affiliate entity.

BANK
ENTITY:	MILEAGE PLUS, INC.	ACCTS:	SHORE BANK #17331100/17331200/17511000
(see schedule G for details)

RECEIPT SOURCE	DESCRIPTION	AMOUNT

Domestic Operational Receipts	BANK ONE / JP MORGAN CHASE ACTIVITY	14,829

Domestic Operational Receipts	SHORE BANK	2,100,000
-
-
-
Total Non-Bank One Receipts	2,100,000

International Operational Receipts	BEG BALANCE (LESS) ENDING BALANCE	-

Total Operational Receipts	TOTAL DOMESTIC AND INTERNATIONAL ACTIVITY	2,114,829

Other Non-Operational Receipts	INCLUDES INTEREST INCOME, PROCEEDS OF ASSET SALES, etc.	-

Less, Non-filing entities	NONE FOR THIS PERIOD	-

GROSS RECEIPTS (tie to bank statement)	2,114,829

(MINUS) TRANSFERS FROM OTHER ACCOUNTS / ENTITIES[1]	-

NET RECEIPTS	2,114,829

BANK STATEMENT RECONCILIATION:
Beginning Balance	$407,744
Receipts	2,114,829
Disbursements	(2,177,272)
Reconciled Ending Balance	$345,302

Reported Ending Balance	$345,302

Difference	$0

1 Transfers in this section represent direct payments to / from various subsidiaries or affiliate companies. These amounts do not reflect payments made or received on behalf of a related subsidiary or affiliate entity.

UNITED AVIATION FUELS	BANK
ENTITY:	CORPORATION	ACCTS:	NORTHERN TRUST ACCT. 792705
(see schedule G for details)

RECEIPT SOURCE	DESCRIPTION	AMOUNT

Domestic Operational Receipts	BANK ONE / JP MORGAN CHASE ACTIVITY	-

Domestic Operational Receipts	NORTHERN TRUST COMPANY	184,231,446
-
-
-
Total Non-Bank One Receipts	184,231,446

International Operational Receipts	BEG BALANCE (LESS) ENDING BALANCE	-

Total Operational Receipts	TOTAL DOMESTIC AND INTERNATIONAL ACTIVITY	184,231,446

Other Non-Operational Receipts	INCLUDES INTEREST INCOME, PROCEEDS OF ASSET SALES, etc.	-

Less, Non-filing entities	NONE FOR THIS PERIOD	-

GROSS RECEIPTS (tie to bank statement)	184,231,446

(MINUS) TRANSFERS FROM OTHER ACCOUNTS / ENTITIES[1]	139,500,000
(Provide detail above)

NET RECEIPTS	44,731,446

BANK STATEMENT RECONCILIATION:
Beginning Balance	$1,458,213
Receipts	184,231,446
Disbursements	(185,245,691)
Reconciled Ending Balance	$443,968

Reported Ending Balance	$443,968

Difference	$0

1 Transfers in this section represent direct payments to / from various subsidiaries or affiliate companies. These amounts do not reflect payments made or received on behalf of a related subsidiary or affiliate entity.

		BANK	BANK ONE ACCT. 11-01955, 11-02250,
ENTITY:	UAL LOYALTY SERVICES, INC.	ACCTS:	10-61639, 11-33545
			(see schedule G for details)

RECEIPT SOURCE	DESCRIPTION		AMOUNT

Domestic Operational Receipts	BANK ONE / JP MORGAN CHASE ACTIVITY		4,420,450

Domestic Operational Receipts		NON BANK ONE / JP MORGAN CHASE ACTIVITY	-
			-
			-
			-
Total Non-Bank One Receipts			-

International Operational Receipts		BEG BALANCE (LESS) ENDING BALANCE

Total Operational Receipts	TOTAL DOMESTIC AND INTERNATIONAL ACTIVITY		4,420,450

Other Non-Operational Receipts	INCLUDES INTEREST INCOME, PROCEEDS OF ASSET SALES, etc.		-

Less, Non-filing entities		NONE FOR THIS PERIOD	-

	GROSS RECEIPTS (tie to bank statement)		4,420,450

	(MINUS) TRANSFERS FROM OTHER ACCOUNTS / ENTITIES[1]		-

	NET RECEIPTS		4,420,450

BANK STATEMENT RECONCILIATION:
Beginning Balance	$344,249
Receipts	4,420,450
Disbursements	(3,713,823)
Reconciled Ending Balance	$1,050,876

Reported Ending Balance	$1,050,876

Difference	$0

1 Transfers in this section represent direct payments to / from various subsidiaries or affiliate companies. These amounts do not reflect payments made or received on behalf of a related subsidiary or affiliate entity.

BANK
ENTITY:	DOMICILE MGMT SERVICES, INC.	ACCTS:	Citibank #0-157487-016
(see schedule G for details)

RECEIPT SOURCE	DESCRIPTION	AMOUNT

US $ @	119.56
Domestic Operational Receipts	BANK ONE / JP MORGAN CHASE ACTIVITY	-

Domestic Operational Receipts	CITIBANK	-
-
-
-
Total Non-Bank One Receipts	-

International Operational Receipts	BEG BALANCE (LESS) ENDING BALANCE	12/31/05	587,446

Total Operational Receipts	TOTAL DOMESTIC AND INTERNATIONAL ACTIVITY	587,446

Other Non-Operational Receipts	INCLUDES INTEREST INCOME, PROCEEDS OF ASSET SALES, etc.	(2,398)

Less, Non-filing entities	NONE FOR THIS PERIOD	-

GROSS RECEIPTS (tie to bank statement)	585,048

(MINUS) TRANSFERS FROM OTHER ACCOUNTS / ENTITIES[1]	-

NET RECEIPTS	585,048

BANK STATEMENT RECONCILIATION:
Beginning Balance	$86,858
Receipts	585,048
Disbursements	(212,478)
Reconciled Ending Balance	$459,428

Reported Ending Balance	$459,428

Difference	$0

1 Transfers in this section represent direct payments to / from various subsidiaries or affiliate companies. These amounts do not reflect payments made or received on behalf of a related subsidiary or affiliate entity.

BANK
ENTITY:	DISBURSEMENT SUMMARY [1]	ACCTS:	See Schedule G for list of bank accounts

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):	NOTES:	AMOUNT:

xxx	PAYROLL OFFICER	695,239	( A )
xxx	PAYROLL NON-OFFICER	157,169,899	( B )

04	AVIATION FUEL [2]	(SEE FUEL SUMMARY BELOW)	511,044,652
06	CATERING	29,917,780
03	RECURRING RENT	36,113,236
01	GENERAL PAYABLES	667,309,744
17	INSURANCE	37,405,723
18	LANDING FEES	25,181,765
xxx	OTHER	47,478,748

SUBTOTAL EXCLUDING PAYROLL	1,354,451,648	( C )

GROSS DISBURSEMENTS (tie to bank statement)	1,512,316,786

(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES [3]	146,698,844	( D )

TAXES:
a. Federal Income Tax and FICA withholdings	54,663,753
b. State income tax w/held	7,449,002
c. State sales or use tax	103,719
d. Other [4]	137,991,364
TOTAL TAXES	200,207,837	( E )

NET MONTHLY DISBURSEMENTS	$ 1,565,825,780

Forward to MOR Summary:
Officers Payroll	695,239	( A )
Non-Officer Payroll	157,169,899	( B )
Taxes	200,207,837	( E )
Necessary Operational Disbursements (less intercompany transfers)	1,207,752,805	(C-D)
Sub Total	$ 1,565,825,780

Transferred to escrows / restricted cash	2,125,477
Total Amount to Transfer to MOR Summary	$ 1,567,951,257

1 Includes disbursement activity for all filing entities of UAL Corporation (refer to page 4).
2 Fuel Summary:
UAFC Fuel Disbursements	185,245,691
United Fuel Disbursements	325,798,961
Total Fuel Disbursements	511,044,652
Less: Intercompany Transfers	(145,450,000)
Fuel Disbursements	$ 365,594,652
3 Transfers in this section represent direct payments from / to various subsidiaries or affiliate companies. These amounts do not reflect payments made or received on behalf of a related subsidiary or affiliate entity.
4 Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.

BANK
ENTITY:	UAL CORPORATION [1]	ACCTS:	See Schedule G for list of bank accounts

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):		NOTES:	AMOUNT:

xxx	PAYROLL OFFICER	Payroll disbursed through United Airlines	-
xxx	PAYROLL NON-OFFICER		-

04	AVIATION FUEL		-
06	CATERING		-
03	RECURRING RENT		-
01	GENERAL PAYABLES[1]		27,341
17	INSURANCE		-
18	LANDING FEES		-
xxx	OTHER

	SUBTOTAL EXCLUDING PAYROLL		27,341

	GROSS DISBURSEMENTS (tie to bank statement)		27,341

	(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES [2]		-

TAXES:
		a. Federal Income Tax and FICA withholdings	-
		b. State income tax w/held	-
		c. State sales or use tax	-
		d. Other [3]	-
	TOTAL TAXES		-

	NET MONTHLY DISBURSEMENTS		27,341

1 Includes expenses incurred by members of the Board of Directors.
2Transfers in this section represent direct payments from / to various subsidiaries or affiliate companies. These amounts do not reflect payments made or received on behalf of a related subsidiary or affiliate entity.
3 Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.

BANK
ENTITY:	UNITED AIRLINES, INC. [1]	ACCTS:	See Schedule G for list of bank accounts

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):	NOTES:	AMOUNT:

xxx	PAYROLL OFFICER	695,239
xxx	PAYROLL NON-OFFICER	155,319,604

04	AVIATION FUEL	(Includes intercompany transfer to UAFC, see below)	325,798,961
06	CATERING	29,917,780
03	RECURRING RENT	36,113,236
01	GENERAL PAYABLES	651,828,836
17	INSURANCE	36,940,784
18	LANDING FEES	25,181,765
xxx	OTHER [2]	47,478,748

SUBTOTAL EXCLUDING PAYROLL	1,153,260,110

GROSS DISBURSEMENTS (tie to bank statement)	1,309,274,952

(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES
MyPoints.com, Inc.	-
Premier Meeting and Travel Services, Inc.	-
Confetti	1,248,844
Mileage Plus, Inc.	-
United Aviation Fuels Corporation	139,500,000
UAL Loyalty Services, Inc.	-
Domicile Management Services, Inc.	-
TOTAL TRANSFERS TO OTHER ACCOUNTS / ENTITIES[3]	140,748,844

TAXES:
a. Federal Income Tax and FICA withholdings	54,393,299
b. State income tax w/held	7,430,923
c. State sales or use tax	103,477
d. Other (specify) [4]	137,911,411
TOTAL TAXES	199,839,110

NET MONTHLY DISBURSEMENTS	$ 1,368,365,218

1 Includes activity for United Airlines, Inc., UAL Company Services, Inc., United GHS, Inc., UAL Benefits Management, Inc. and Air Wisconsin, Inc.
2 Includes corporate volume agreements (APO8), maintenance (APO 9), crew housing (APO 11), damaged bags (APO 12), GSA's (APO14), group deposits (APO 15), tour payables (APO 16), lost baggage claims (APO 19), ORD JJ (APO 21), passenger facility charges (APO 22), cargo claims (APO 23), property work orders (APO 24), travel agency incentives (APO 25), back end commissions (APO 26),cargo correspondence (APO 29), employee travel expenses (APO 45), DIP fees and interest, 401K, pilot directed account plan and sick leave trust payments.
3 Transfers in this section represent direct payments from / to various subsidiaries or affiliate companies. These amounts do not reflect payments made or received on behalf of a related subsidiary or affiliate entity.
4 Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.

		BANK	BANK ONE ACCT. 11-01955, 11-02250, 10-61639,
ENTITY:	UAL LOYALTY SERVICES, INC [1]	ACCTS:	11-33545
(see schedule G for details)

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):		NOTES:	AMOUNT:

xxx	PAYROLL OFFICER	Payroll disbursed through United Airlines	-
xxx	PAYROLL NON-OFFICER		-

04	AVIATION FUEL		-
06	CATERING		-
03	RECURRING RENT		-
01	GENERAL PAYABLES		3,713,823
17	INSURANCE		-
18	LANDING FEES		-
xxx	OTHER

	SUBTOTAL EXCLUDING PAYROLL		3,713,823

	GROSS DISBURSEMENTS (tie to bank statement)		3,713,823

	(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES [2]		-

TAXES:
		a. Federal Income Tax and FICA withholdings	-
		b. State income tax w/held	-
		c. State sales or use tax	-
		d. Other [3]	-
	TOTAL TAXES		-

	NET MONTHLY DISBURSEMENTS		$ 3,713,823

1 Includes disbursement activity for Mileage Plus Holdings, Inc. and Mileage Plus Marketing, Inc.
2Transfers in this section represent direct payments from / to various subsidiaries or affiliate companies. These amounts do not reflect payments made or received on behalf of a related subsidiary or affiliate entity.
3 Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.

BANK
ENTITY:	MILEAGE PLUS HOLDINGS, INC [1]	ACCTS:	See Schedule G for list of bank accounts

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):		NOTES:	AMOUNT:

xxx	PAYROLL OFFICER		-
xxx	PAYROLL NON-OFFICER		-

04	AVIATION FUEL		-
06	CATERING		-
03	RECURRING RENT		-
01	GENERAL PAYABLES		-
17	INSURANCE		-
18	LANDING FEES		-
xxx	OTHER		-

	SUBTOTAL EXCLUDING PAYROLL		-

	GROSS DISBURSEMENTS (tie to bank statement)		-

	(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES [2]		-

TAXES:
		a. Federal Income Tax and FICA withholdings	-
		b. State income tax w/held	-
		c. State sales or use tax	-
		d. Other [3]	-
	TOTAL TAXES		-

	NET MONTHLY DISBURSEMENTS		-

1 Disbursement activity conducted through UAL Loyalty Services, Inc.
2Transfers in this section represent direct payments from / to various subsidiaries or affiliate companies. These amounts do not reflect payments made or received on behalf of a related subsidiary or affiliate entity.
3 Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.

BANK
ENTITY:	MILEAGE PLUS MARKETING, INC [1]	ACCTS:	See Schedule G for list of bank accounts

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):	NOTES:	AMOUNT:

xxx	PAYROLL OFFICER	-
xxx	PAYROLL NON-OFFICER	-

04	AVIATION FUEL	-
06	CATERING	-
03	RECURRING RENT	-
01	GENERAL PAYABLES	-
17	INSURANCE	-
18	LANDING FEES	-
xxx	OTHER	-

SUBTOTAL EXCLUDING PAYROLL	-

GROSS DISBURSEMENTS (tie to bank statement)	-

(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES [2]	-

TAXES:
a. Federal Income Tax and FICA withholdings	-
b. State income tax w/held	-
c. State sales or use tax	-
d. Other [3]	-
TOTAL TAXES	-

NET MONTHLY DISBURSEMENTS	-

1 Disbursement activity conducted through UAL Loyalty Services, Inc.
2 Transfers in this section represent direct payments from / to various subsidiaries or affiliate companies. These amounts do not reflect payments made or received on behalf of a related subsidiary or affiliate entity.
3 Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.

BANK
ENTITY:	UAL COMPANY SERVICES, INC. [1]	ACCTS:	See Schedule G for list of bank accounts

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):		NOTES:	AMOUNT:

xxx	PAYROLL OFFICER		-
xxx	PAYROLL NON-OFFICER		-

04	AVIATION FUEL		-
06	CATERING		-
03	RECURRING RENT		-
01	GENERAL PAYABLES		-
17	INSURANCE		-
18	LANDING FEES		-
xxx	OTHER

	SUBTOTAL EXCLUDING PAYROLL		-

	GROSS DISBURSEMENTS (tie to bank statement)		-

	(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES [2]		-

TAXES:
		a. Federal Income Tax and FICA withholdings	-
		b. State income tax w/held	-
		c. State sales or use tax	-
		d. Other [3]	-
	TOTAL TAXES		-

	NET MONTHLY DISBURSEMENTS		-

1 Disbursement activity conducted through UAL Loyalty Services, Inc.
2 Transfers in this section represent direct payments from / to various subsidiaries or affiliate companies. These amounts do not reflect payments made or received on behalf of a related subsidiary or affiliate entity.
3 Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.

Fleet Bank # 55157711
Wells Fargo #449-6837055, 10765100
	MYPOINTS.COM, INC.	BANK	Silicon Valley Bank #3300066117, 3300042163
ENTITY:	AND SUBSIDIARIES [1]	ACCTS:	Silicon Valley Bank #3700276606
(see schedule G for details)

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):		NOTES:	AMOUNT:

xxx	PAYROLL OFFICER		-
xxx	PAYROLL NON-OFFICER		765,212

04	AVIATION FUEL		-
06	CATERING		-
03	RECURRING RENT		-
01	GENERAL PAYABLES		9,630,528
17	INSURANCE		-
18	LANDING FEES		-
xxx	OTHER		-

	SUBTOTAL EXCLUDING PAYROLL		9,630,528

	GROSS DISBURSEMENTS (tie to bank statement)		10,395,739

	(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES [2]		-

TAXES:
		a. Federal Income Tax and FICA withholdings	-
		b. State income tax w/held	-
		c. State sales or use tax	-
		d. Other [3]	-
	TOTAL TAXES		-

	NET MONTHLY DISBURSEMENTS		$ 10,395,739

1 Includes disbursement activity for Cybergold, Inc., iTarget.com, Inc., MyPoints Offline Services, Inc.
2 Transfers in this section represent direct payments from / to various subsidiaries or affiliate companies. These amounts do not reflect payments made or received on behalf of a related subsidiary or affiliate entity.
3 Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.

Fleet Bank # 55157711
Wells Fargo #449-6837055, 10765100
		BANK	Silicon Valley Bank #3300066117, 3300042163
ENTITY:	CYBERGOLD, INC. [1]	ACCTS:	Silicon Valley Bank #3700276606
(see schedule G for details)

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):		NOTES:	AMOUNT:

xxx	PAYROLL OFFICER		-
xxx	PAYROLL NON-OFFICER		-

04	AVIATION FUEL		-
06	CATERING		-
03	RECURRING RENT		-
01	GENERAL PAYABLES		-
17	INSURANCE		-
18	LANDING FEES		-
xxx	OTHER		-

	SUBTOTAL EXCLUDING PAYROLL		-

	GROSS DISBURSEMENTS (tie to bank statement)		-

	(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES [2]		-

TAXES:
		a. Federal Income Tax and FICA withholdings	-
		b. State income tax w/held	-
		c. State sales or use tax	-
		d. Other [3]	-
	TOTAL TAXES		-

	NET MONTHLY DISBURSEMENTS		-

1 Disbursement activity conducted through MyPoints.com, Inc.
2 Transfers in this section represent direct payments from / to various subsidiaries or affiliate companies. These amounts do not reflect payments made or received on behalf of a related subsidiary or affiliate entity.
3 Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.

Fleet Bank # 55157711
Wells Fargo #449-6837055, 10765100
		BANK	Silicon Valley Bank #3300066117, 3300042163
ENTITY:	iTARGET.COM, INC. [1]	ACCTS:	Silicon Valley Bank #3700276606
(see schedule G for details)

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):		NOTES:	AMOUNT:

xxx	PAYROLL OFFICER		-
xxx	PAYROLL NON-OFFICER		-

04	AVIATION FUEL		-
06	CATERING		-
03	RECURRING RENT		-
01	GENERAL PAYABLES		-
17	INSURANCE		-
18	LANDING FEES		-
xxx	OTHER		-

	SUBTOTAL EXCLUDING PAYROLL		-

	GROSS DISBURSEMENTS (tie to bank statement)		-

	(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES [2]		-

TAXES:
		a. Federal Income Tax and FICA withholdings	-
		b. State income tax w/held	-
		c. State sales or use tax	-
		d. Other [3]	-
	TOTAL TAXES		-

	NET MONTHLY DISBURSEMENTS		-

1 Disbursement activity conducted through MyPoints.com, Inc.
2 Transfers in this section represent direct payments from / to various subsidiaries or affiliate companies. These amounts do not reflect payments made or received on behalf of a related subsidiary or affiliate entity.
3 Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.

Fleet Bank # 55157711
Wells Fargo #449-6837055, 10765100
		BANK	Silicon Valley Bank #3300066117, 3300042163
ENTITY:	MYPOINTS OFFLINE SERVICES, INC. [1]	ACCTS:	Silicon Valley Bank #3700276606
(see schedule G for details)

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):		NOTES:	AMOUNT:

xxx	PAYROLL OFFICER		-
xxx	PAYROLL NON-OFFICER		-

04	AVIATION FUEL		-
06	CATERING		-
03	RECURRING RENT		-
01	GENERAL PAYABLES		-
17	INSURANCE		-
18	LANDING FEES		-
xxx	OTHER		-

	SUBTOTAL EXCLUDING PAYROLL		-

	GROSS DISBURSEMENTS (tie to bank statement)		-

	(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES [2]		-

TAXES:
		a. Federal Income Tax and FICA withholdings	-
		b. State income tax w/held	-
		c. State sales or use tax	-
		d. Other [3]	-
	TOTAL TAXES		-

	NET MONTHLY DISBURSEMENTS		-

1 Disbursement activity conducted through MyPoints.com, Inc.
2 Transfers in this section represent direct payments from / to various subsidiaries or affiliate companies. These amounts do not reflect payments made or received on behalf of a related subsidiary or affiliate entity.
3 Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.

BANK
ENTITY:	CONFETTI D/B/A AMENITI TRAVEL CLUB, INC.	ACCTS:	Bank One 000000001061639
(see schedule G for details)

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):	NOTES:	AMOUNT:

xxx	PAYROLL OFFICER	-
xxx	PAYROLL NON-OFFICER	96,039

04	AVIATION FUEL	-
06	CATERING	-
03	RECURRING RENT	-
01	GENERAL PAYABLES	1,250,928
17	INSURANCE	-
18	LANDING FEES	-
xxx	OTHER	-

SUBTOTAL EXCLUDING PAYROLL	1,250,928

GROSS DISBURSEMENTS (tie to bank statement)	1,346,966

(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES [1]	-

TAXES:
a. Federal Income Tax and FICA withholdings	42,114
b. State income tax w/held	-
c. State sales or use tax	-
d. Other [2]	-
TOTAL TAXES	42,114

NET MONTHLY DISBURSEMENTS	1,389,081

1 Transfers in this section represent direct payments from / to various subsidiaries or affiliate companies. These amounts do not reflect payments made or received on behalf of a related subsidiary or affiliate entity.
2 Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.

BANK
ENTITY:	UAL BENEFITS MANAGEMENT, INC.[1]	ACCTS:	List Accounts per attached list
(see schedule G for details)

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):		NOTES:	AMOUNT:

xxx	PAYROLL OFFICER		-
xxx	PAYROLL NON-OFFICER		-

04	AVIATION FUEL		-
06	CATERING		-
03	RECURRING RENT		-
01	GENERAL PAYABLES		-
17	INSURANCE		-
18	LANDING FEES		-
xxx	OTHER		-

	SUBTOTAL EXCLUDING PAYROLL		-

	GROSS DISBURSEMENTS (tie to bank statement)		-

	(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES [2]		-

TAXES:
		a. Federal Income Tax and FICA withholdings	-
		b. State income tax w/held	-
		c. State sales or use tax	-
		d. Other [3]	-
	TOTAL TAXES		-

	NET MONTHLY DISBURSEMENTS		-

1 Disbursement activity conducted through MyPoints.com, Inc.
2 Transfers in this section represent direct payments from / to various subsidiaries or affiliate companies. These amounts do not reflect payments made or received on behalf of a related subsidiary or affiliate entity.
3 Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.

BANK
ENTITY:	UNITED BIZJET HOLDINGS, INC.[1]	ACCTS:	Bank One #10-96072
(see schedule G for details)

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):		NOTES:	AMOUNT:

xxx	PAYROLL OFFICER		-
xxx	PAYROLL NON-OFFICER		-

04	AVIATION FUEL		-
06	CATERING		-
03	RECURRING RENT		-
01	GENERAL PAYABLES		-
17	INSURANCE		-
18	LANDING FEES		-
xxx	OTHER		-

	SUBTOTAL EXCLUDING PAYROLL		-

	GROSS DISBURSEMENTS (tie to bank statement)		-

	(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES [2]		-

TAXES:
		a. Federal Income Tax and FICA withholdings	-
		b. State income tax w/held	-
		c. State sales or use tax	-
		d. Other [3]	-
	TOTAL TAXES		-

	NET MONTHLY DISBURSEMENTS		-

1 Includes disbursement activity for BizJet Fractional, Inc., BizJet Charter, Inc., and BizJet Services, Inc.
2 Transfers in this section represent direct payments from / to various subsidiaries or affiliate companies. These amounts do not reflect payments made or received on behalf of a related subsidiary or affiliate entity.
3 Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.

BANK
ENTITY:	BIZJET CHARTER, INC. [1]	ACCTS:	List Accounts per attached list
(see schedule G for details)

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):		NOTES:	AMOUNT:

xxx	PAYROLL OFFICER		-
xxx	PAYROLL NON-OFFICER		-

04	AVIATION FUEL		-
06	CATERING		-
03	RECURRING RENT		-
01	GENERAL PAYABLES		-
17	INSURANCE		-
18	LANDING FEES		-
xxx	OTHER		-

	SUBTOTAL EXCLUDING PAYROLL		-

	GROSS DISBURSEMENTS (tie to bank statement)		-

	(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES [2]		-

TAXES:
		a. Federal Income Tax and FICA withholdings	-
		b. State income tax w/held	-
		c. State sales or use tax	-
		d. Other [3]	-
	TOTAL TAXES		-

	NET MONTHLY DISBURSEMENTS		-

1 Disbursement activity conducted through United BizJet Holdings, Inc.
2 Transfers in this section represent direct payments from / to various subsidiaries or affiliate companies. These amounts do not reflect payments made or received on behalf of a related subsidiary or affiliate entity.
3 Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.

BANK
ENTITY:	BIZJET FRACTIONAL, INC. [1]	ACCTS:	List Accounts per attached list
(see schedule G for details)

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):		NOTES:	AMOUNT:

xxx	PAYROLL OFFICER		-
xxx	PAYROLL NON-OFFICER		-

04	AVIATION FUEL		-
06	CATERING		-
03	RECURRING RENT		-
01	GENERAL PAYABLES		-
17	INSURANCE		-
18	LANDING FEES		-
xxx	OTHER		-

	SUBTOTAL EXCLUDING PAYROLL		-

	GROSS DISBURSEMENTS (tie to bank statement)		-

	(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES [2]		-

TAXES:
		a. Federal Income Tax and FICA withholdings	-
		b. State income tax w/held	-
		c. State sales or use tax	-
		d. Other [3]	-
	TOTAL TAXES		-

	NET MONTHLY DISBURSEMENTS		-

1 Disbursement activity conducted through United BizJet Holdings, Inc.
2 Transfers in this section represent direct payments from / to various subsidiaries or affiliate companies. These amounts do not reflect payments made or received on behalf of a related subsidiary or affiliate entity.
3 Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.

BANK
ENTITY:	BIZJET SERVICES, INC. [1]	ACCTS:	List Accounts per attached list
(see schedule G for details)

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):		NOTES:	AMOUNT:

xxx	PAYROLL OFFICER		-
xxx	PAYROLL NON-OFFICER		-

04	AVIATION FUEL		-
06	CATERING		-
03	RECURRING RENT		-
01	GENERAL PAYABLES		-
17	INSURANCE		-
18	LANDING FEES		-
xxx	OTHER		-

	SUBTOTAL EXCLUDING PAYROLL		-

	GROSS DISBURSEMENTS (tie to bank statement)		-

	(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES [2]		-

TAXES:
		a. Federal Income Tax and FICA withholdings	-
		b. State income tax w/held	-
		c. State sales or use tax	-
		d. Other [3]	-
	TOTAL TAXES		-

	NET MONTHLY DISBURSEMENTS		-

1 Disbursement activity conducted through United BizJet Holdings, Inc.
2 Transfers in this section represent direct payments from / to various subsidiaries or affiliate companies. These amounts do not reflect payments made or received on behalf of a related subsidiary or affiliate entity.
3 Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.

BANK
ENTITY:	KION LEASING, INC. [1]	ACCTS:	List Accounts per attached list
(see schedule G for details)

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):	NOTES:	AMOUNT:

xxx	PAYROLL OFFICER	Payroll disbursed through United Airlines	-
xxx	PAYROLL NON-OFFICER	-

04	AVIATION FUEL	-
06	CATERING	-
03	RECURRING RENT	-
01	GENERAL PAYABLES	-
17	INSURANCE	-
18	LANDING FEES	-
xxx	OTHER	-

SUBTOTAL EXCLUDING PAYROLL	-

GROSS DISBURSEMENTS (tie to bank statement)	-

(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES [2]	-

TAXES:
a. Federal Income Tax and FICA withholdings	-
b. State income tax w/held	-
c. State sales or use tax	-
d. Other [3]	-
TOTAL TAXES	-

NET MONTHLY DISBURSEMENTS	-

1 Approximated from Income Statement for the month ended December 31, 2005.
2 Transfers in this section represent direct payments from / to various subsidiaries or affiliate companies. These amounts do not reflect payments made or received on behalf of a related subsidiary or affiliate entity.
3 Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.

PREMIER MEETING AND TRAVEL	BANK
ENTITY:	SERVICES, INC.	ACCTS:	Bank One 5578531
(see schedule G for details)

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):	NOTES:	AMOUNT:

xxx	PAYROLL OFFICER	Payroll disbursed through United Airlines	-
xxx	PAYROLL NON-OFFICER	-

04	AVIATION FUEL	-
06	CATERING	-
03	RECURRING RENT	-
01	GENERAL PAYABLES
17	INSURANCE	-
18	LANDING FEES	-
xxx	OTHER	-

SUBTOTAL EXCLUDING PAYROLL	-

GROSS DISBURSEMENTS (tie to bank statement)	-

(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES [1]

TAXES:
a. Federal Income Tax and FICA withholdings	-
b. State income tax w/held	-
c. State sales or use tax	-
d. Other [2]	-
TOTAL TAXES	-

NET MONTHLY DISBURSEMENTS	$ -

1 Transfers in this section represent direct payments from / to various subsidiaries or affiliate companies. These amounts do not reflect payments made or received on behalf of a related subsidiary or affiliate entity.
2 Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.

UNITED AVIATION FUELS	BANK
ENTITY:	CORPORATION	ACCTS:	NORTHERN TRUST ACCT. 792705
(see schedule G for details)

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):	NOTES:	AMOUNT:

xxx	PAYROLL OFFICER	Payroll disbursed through United Airlines	-
xxx	PAYROLL NON-OFFICER	-

04	AVIATION FUEL	185,245,691
06	CATERING	-
03	RECURRING RENT	-
01	GENERAL PAYABLES	-
17	INSURANCE	-
18	LANDING FEES	-
xxx	OTHER	-

SUBTOTAL EXCLUDING PAYROLL	185,245,691

GROSS DISBURSEMENTS (tie to bank statement)	185,245,691

(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES [1]	5,950,000

TAXES:
a. Federal Income Tax and FICA withholdings	-
b. State income tax w/held	-
c. State sales or use tax	-
d. Other [2]	-
TOTAL TAXES	-

NET MONTHLY DISBURSEMENTS	$ 179,295,691

1 Transfers in this section represent direct payments from / to various subsidiaries or affiliate companies. These amounts do not reflect payments made or received on behalf of a related subsidiary or affiliate entity.
2 Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.

BANK
ENTITY:	UNITED COGEN , INC.	ACCTS:	List Accounts per attached list
(see schedule G for details)

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):	NOTES:	AMOUNT:

xxx	PAYROLL OFFICER	Payroll disbursed through United Airlines	-
xxx	PAYROLL NON-OFFICER	-

04	AVIATION FUEL	-
06	CATERING	-
03	RECURRING RENT	-
01	GENERAL PAYABLES	249,136
17	INSURANCE	-
18	LANDING FEES	-
xxx	OTHER	-

SUBTOTAL EXCLUDING PAYROLL	249,136

GROSS DISBURSEMENTS (tie to bank statement)	249,136

(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES [1]	-

TAXES:
a. Federal Income Tax and FICA withholdings	-
b. State income tax w/held	-
c. State sales or use tax	-
d. Other [2]	-
TOTAL TAXES	-

NET MONTHLY DISBURSEMENTS	249,136

1 Transfers in this section represent direct payments from / to various subsidiaries or affiliate companies. These amounts do not reflect payments made or received on behalf of a related subsidiary or affiliate entity.
2 Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.

BANK
ENTITY:	MILEAGE PLUS, INC.	ACCTS:	SHORE BANK #17331100/17331200/17511000
(see schedule G for details)

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):	NOTES:	AMOUNT:

xxx	PAYROLL OFFICER
xxx	PAYROLL NON-OFFICER	949,590

04	AVIATION FUEL	-
06	CATERING	-
03	RECURRING RENT	-
01	GENERAL PAYABLES	436,372
17	INSURANCE	464,939
18	LANDING FEES	-
xxx	OTHER	-

SUBTOTAL EXCLUDING PAYROLL	901,311

GROSS DISBURSEMENTS (tie to bank statement)	1,850,901

(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES [1]	-

TAXES:
a. Federal Income Tax and FICA withholdings	228,339
b. State income tax w/held	18,079
c. State sales or use tax	-
d. Other [2]	79,953
TOTAL TAXES	326,371

NET MONTHLY DISBURSEMENTS	$ 2,177,272

1Transfers in this section represent direct payments from / to various subsidiaries or affiliate companies. These amounts do not reflect payments made or received on behalf of a related subsidiary or affiliate entity.
2 Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.

BANK
ENTITY:	UNITED GHS, INC. [1]	ACCTS:	List Accounts per attached list
(see schedule G for details)

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):		NOTES:	AMOUNT:

xxx	PAYROLL OFFICER		-
xxx	PAYROLL NON-OFFICER		-

04	AVIATION FUEL		-
06	CATERING		-
03	RECURRING RENT		-
01	GENERAL PAYABLES		-
17	INSURANCE		-
18	LANDING FEES		-
xxx	OTHER		-

	SUBTOTAL EXCLUDING PAYROLL		-

	GROSS DISBURSEMENTS (tie to bank statement)		-

	(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES [2]		-

TAXES:
		a. Federal Income Tax and FICA withholdings	-
		b. State income tax w/held	-
		c. State sales or use tax	-
		d. Other [3]	-
	TOTAL TAXES		-

	NET MONTHLY DISBURSEMENTS		-

1 Disbursement activity conducted through United Airlines, Inc.
2Transfers in this section represent direct payments from / to various subsidiaries or affiliate companies. These amounts do not reflect payments made or received on behalf of a related subsidiary or affiliate entity.
3 Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.

BANK
ENTITY:	UNITED WORLDWIDE CORPORATION [1]	ACCTS:	List Accounts per attached list
(see schedule G for details)

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):		NOTES:	AMOUNT:

xxx	PAYROLL OFFICER		-
xxx	PAYROLL NON-OFFICER		-

04	AVIATION FUEL		-
06	CATERING		-
03	RECURRING RENT		-
01	GENERAL PAYABLES		-
17	INSURANCE		-
18	LANDING FEES		-
xxx	OTHER		-

	SUBTOTAL EXCLUDING PAYROLL		-

	GROSS DISBURSEMENTS (tie to bank statement)		-

	(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES [2]		-

TAXES:
		a. Federal Income Tax and FICA withholdings	-
		b. State income tax w/held	-
		c. State sales or use tax	-
		d. Other [3]	-
	TOTAL TAXES		-

	NET MONTHLY DISBURSEMENTS		-

1 Approximated from Income Statement for the month ended December 31, 2005.
2Transfers in this section represent direct payments from / to various subsidiaries or affiliate companies. These amounts do not reflect payments made or received on behalf of a related subsidiary or affiliate entity.
3 Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.

BANK
ENTITY:	UNITED VACATIONS, INC. [1]	ACCTS:	List Accounts per attached list
(see schedule G for details)

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):		NOTES:	AMOUNT:

xxx	PAYROLL OFFICER		-
xxx	PAYROLL NON-OFFICER		-

04	AVIATION FUEL		-
06	CATERING		-
03	RECURRING RENT		-
01	GENERAL PAYABLES		-
17	INSURANCE		-
18	LANDING FEES		-
xxx	OTHER		-

	SUBTOTAL EXCLUDING PAYROLL		-

	GROSS DISBURSEMENTS (tie to bank statement)		-

	(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES [2]		-

TAXES:
		a. Federal Income Tax and FICA withholdings	-
		b. State income tax w/held	-
		c. State sales or use tax	-
		d. Other [3]	-
	TOTAL TAXES		-

	NET MONTHLY DISBURSEMENTS		-

1 Approximated from Income Statement for the month ended December 31, 2005.
2Transfers in this section represent direct payments from / to various subsidiaries or affiliate companies. These amounts do not reflect payments made or received on behalf of a related subsidiary or affiliate entity.
3 Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.

BANK
ENTITY:	FOUR STAR LEASING, INC. [1]	ACCTS:	List Accounts per attached list
(see schedule G for details)

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):		NOTES:	AMOUNT:

xxx	PAYROLL OFFICER		-
xxx	PAYROLL NON-OFFICER		-

04	AVIATION FUEL		-
06	CATERING		-
03	RECURRING RENT		-
01	GENERAL PAYABLES		-
17	INSURANCE		-
18	LANDING FEES		-
xxx	OTHER		-

	SUBTOTAL EXCLUDING PAYROLL		-

	GROSS DISBURSEMENTS (tie to bank statement)		-

	(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES [2]		-

TAXES:
		a. Federal Income Tax and FICA withholdings	-
		b. State income tax w/held	-
		c. State sales or use tax	-
		d. Other [3]	-
	TOTAL TAXES		-

	NET MONTHLY DISBURSEMENTS		-

1 Approximated from Income Statement for the month ended December 31, 2005.
2Transfers in this section represent direct payments from / to various subsidiaries or affiliate companies. These amounts do not reflect payments made or received on behalf of a related subsidiary or affiliate entity.
3 Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.

BANK
ENTITY:	AIR WISCONSIN, INC. [1]	ACCTS:	See Schedule G for Details

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):		NOTES:	AMOUNT:

xxx	PAYROLL OFFICER		-
xxx	PAYROLL NON-OFFICER		-

04	AVIATION FUEL		-
06	CATERING		-
03	RECURRING RENT		-
01	GENERAL PAYABLES		-
17	INSURANCE		-
18	LANDING FEES		-
xxx	OTHER		-

	SUBTOTAL EXCLUDING PAYROLL		-

	GROSS DISBURSEMENTS (tie to bank statement)		-

	(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES [2]		-

TAXES:
		a. Federal Income Tax and FICA withholdings	-
		b. State income tax w/held	-
		c. State sales or use tax	-
		d. Other [3]	-
	TOTAL TAXES		-

	NET MONTHLY DISBURSEMENTS		-

1 Disbursement activity conducted through United Airlines, Inc.
2Transfers in this section represent direct payments from / to various subsidiaries or affiliate companies. These amounts do not reflect payments made or received on behalf of a related subsidiary or affiliate entity.
3Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.

BANK
ENTITY:	AIR WISCONSIN SERVICES, INC [1]	ACCTS:	List Accounts per attached list
(see schedule G for details)

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):		NOTES:	AMOUNT:

xxx	PAYROLL OFFICER		-
xxx	PAYROLL NON-OFFICER		-

04	AVIATION FUEL		-
06	CATERING		-
03	RECURRING RENT		-
01	GENERAL PAYABLES		-
17	INSURANCE		-
18	LANDING FEES		-
xxx	OTHER		-

	SUBTOTAL EXCLUDING PAYROLL		-

	GROSS DISBURSEMENTS (tie to bank statement)		-

	(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES [2]		-

TAXES:
		a. Federal Income Tax and FICA withholdings	-
		b. State income tax w/held	-
		c. State sales or use tax	-
		d. Other [3]	-
	TOTAL TAXES		-

	NET MONTHLY DISBURSEMENTS		-

1 Disbursement activity conducted through United Airlines, Inc.
2Transfers in this section represent direct payments from / to various subsidiaries or affiliate companies. These amounts do not reflect payments made or received on behalf of a related subsidiary or affiliate entity.
3 Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.

ENTITY:	BANK
DOMICILE MGMT SERVICES, INC.	ACCTS:	Citibank #0-157487-016

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):	NOTES:	AMOUNT:

xxx	PAYROLL OFFICER	-
xxx	PAYROLL NON-OFFICER	39,455

04	AVIATION FUEL	-
06	CATERING	-
03	RECURRING RENT	-
01	GENERAL PAYABLES	172,781
17	INSURANCE	-
18	LANDING FEES	-
xxx	OTHER

SUBTOTAL EXCLUDING PAYROLL	172,781

GROSS DISBURSEMENTS (tie to bank statement)	212,236

(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES [1]	-

TAXES:
a. Federal Income Tax and FICA withholdings	-
b. State income tax w/held	-
c. State sales or use tax	242
d. Other [2]	-
TOTAL TAXES	242

NET MONTHLY DISBURSEMENTS	$ 212,478

1Transfers in this section represent direct payments from / to various subsidiaries or affiliate companies. These amounts do not reflect payments made or received on behalf of a related subsidiary or affiliate entity.
2 Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax, quarterly payments made to the INS, and US Custom Fees and Department of Agriculture.

SCHEDULE A and B - Payments to Insiders and Insurance

Insurance

The undersigned verifies that, to the best of my knowledge, all insurance premiums for the policies held by all legal entities of UAL Corporation have been paid to the proper insurance company or broker when due, and that all insurance policies are in force as of December 31, 2005

/s/ Kathryn A. Mikells
Signature

Kathryn A. Mikells
Vice President-Treasurer
Print Name and Title

1/23/06
Date

Insider Payments

The undersigned verifies that, all payments made to insiders, as defined in 11 U.S.C. Section 101 of the U.S. Bankruptcy Code, during the reporting period have been made in the ordinary course of business or in accordance with the provisions of an Order entered by the U.S. Bankruptcy Court.

/s/ David M. Wing
Signature

David M. Wing
V.P. & Controller
Print Name and Title

1/23/06
Date

SCHEDULE C - Description of Tax Trusts

Escrow Accounts
The Debtors have created an escrow account to ensure that adequate funds are available to pay outstanding fiduciary tax obligations owed to the federal government as well as state and local jurisdictions in the event that the Debtors cease operations. These trust funds are described below.

Escrow Fund
This escrow fund was established with LaSalle Bank on November 29, 2002 and funded on December 5, 2002 with an initial funding of $200 million to account for the estimated tax liability of UAL Corporation, UAL Loyalty Services, Inc., Confetti, Inc., Mileage Plus Holdings, Inc., Mileage Plus Marketing, Inc., MyPoints.com, Inc., Cybergold, Inc., itarget.com, Inc., MyPoints Offline Services, Inc., UAL Company Services, Inc., Four Star Leasing, Inc.,Air Wisconsin Services, Inc., Air Wisconsin, Inc., Domicile Management Services, Inc., UAL Benefits Management, Inc., United BizJet Holdings, Inc., BizJet Charter, Inc., BizJet Fractional, Inc., BizJet Services, Inc., United Air Lines, Inc., Kion Leasing, Inc., Premier Meeting and Travel Services, Inc., United Aviation Fuel Corporation, United Cogen, Inc., Mileage Plus, Inc., United GHS, Inc., United Worldwide Corporation, and United Vacations, Inc. No subsequent funding or payments are made from the escrow account.

The components of the Escrow fund:
w Federal payroll withholding taxes, FICA (employee portion), and Medicare;
w Federal air transportation excise taxes;
w Federal security charges;
w Federal Animal and Plan Health Inspection Service of the U.S. Department of Agriculture ("APHIS");
w Federal Immigration and Naturalization Service (INS) fees;
w Federal customs fees;
w State and local income tax withholding;
w Disability taxes;
w Passenger facility charges ("PFC");
w State sales and use taxes;
w Federal and state fuel taxes

SCHEDULE D - Payments to Secured Creditors and Lessors

Name of Creditor or Lessor	Aircraft	Date Regular Payment is Due	Amount of Regular Payment	Check # of Payments	Number of Payments Delinquent*	Amount of Payments * Delinquent

CORPORATE TRUST SERVICES	AIRCRAFT	12/1/06	110,000
US BANK	AIRCRAFT	12/1/06	5,760,000
WELLS FARGO BANK NORTHWEST, N.A.	AIRCRAFT	12/1/06	475,000
WILMINGTON TRUST COMPANY	AIRCRAFT	12/1/06	245,000
SOCIETE GENERALE PARIS	AIRCRAFT	12/1/06	75,000
BAYERISCHE LAANDESBANK	AIRCRAFT	12/1/06	1,125,000
US BANK	AIRCRAFT	12/2/06	85,000
WELLS FARGO BANK NORTHWEST, N.A.	AIRCRAFT	12/2/06	357,692
KREDITANSTALT FUR WIEDERAUFBAU	AIRCRAFT	12/2/06	598,609
US BANK	AIRCRAFT	12/5/06	424,444
WELLS FARGO BANK NORTHWEST, N.A.	AIRCRAFT	12/5/06	1,748,000
RBS AEROSPACE LIMITED	AIRCRAFT	12/6/06	85,000
US BANK	AIRCRAFT	12/6/06	170,000
IAE	AIRCRAFT	12/8/06	1,620,000
RBS AEROSPACE LIMITED	AIRCRAFT	12/8/06	85,000
WILMINGTON TRUST COMPANY	AIRCRAFT	12/8/06	700,000
AIE VI	AIRCRAFT	12/9/06	3,630,000
WILMINGTON TRUST COMPANY	AIRCRAFT	12/9/06	483,639
US BANK	AIRCRAFT	12/12/06	760,889
WILMINGTON TRUST COMPANY	AIRCRAFT	12/12/06	800,000
US BANK	AIRCRAFT	12/13/06	427,556
WELLS FARGO BANK NORTHWEST, N.A.	AIRCRAFT	12/15/06	4,000,000
BNP PARIBAS, TOKYO BRANCH	AIRCRAFT	12/19/06	130,000
US BANK	AIRCRAFT	12/19/06	270,000
WELLS FARGO BANK NORTHWEST, N.A.	AIRCRAFT	12/19/06	505,193
WILMINGTON TRUST COMPANY	AIRCRAFT	12/19/06	409,807
KREDITANSTALT FUR WIEDERAUFBAU	AIRCRAFT	12/19/06	5,694,850
Heladeff	AIRCRAFT	12/19/06	3,872,688
Heladeff	AIRCRAFT	12/19/06	1,572,471
WELLS FARGO BANK NORTHWEST, N.A.	AIRCRAFT	12/20/06	350,000
Heladeff	AIRCRAFT	12/20/06	971,074
US BANK	AIRCRAFT	12/21/06	160,000
US BANK	AIRCRAFT	12/23/06	425,000
WILMINGTON TRUST COMPANY	AIRCRAFT	12/23/06	170,000
US BANK	AIRCRAFT	12/27/06	1,591,935
WELLS FARGO BANK NORTHWEST, N.A.	AIRCRAFT	12/27/06	1,050,000
WILMINGTON TRUST COMPANY	AIRCRAFT	12/27/06	160,000
WELLS FARGO BANK NORTHWEST, N.A.	AIRCRAFT	12/28/06	675,000
US BANK	AIRCRAFT	12/29/06	90,000
WELLS FARGO BANK NORTHWEST, N.A.	AIRCRAFT	12/29/06	6,002,564
WILMINGTON TRUST COMPANY	AIRCRAFT	12/29/06	85,000
Cumberland Lease Corp	AIRCRAFT	12/30/06	95,000
Mizuho Corporate Bank	AIRCRAFT	12/30/06	650,000
PHILIP MORRIS CAPITAL CORPORATION	AIRCRAFT	12/30/06	2,340,000
US BANK	AIRCRAFT	12/30/06	41,942,159
WELLS FARGO BANK NORTHWEST, N.A.	AIRCRAFT	12/30/06	9,658,364
WESTDEUTSCHE LANDESBANK GIROZCENTRALE	AIRCRAFT	12/30/06	2,580,695
WILMINGTON TRUST COMPANY	AIRCRAFT	12/30/06	430,000
CIT GROUP	AIRCRAFT	12/30/06	135,000
UT Finance	ENGINE	12/30/06	195,447
SOCIETE GENERALE PARIS	AIRCRAFT	12/30/06	2,729,974
KREDITANSTALT FUR WIEDERAUFBAU	AIRCRAFT	12/30/06	3,278,426
EXPORT DEVELOPMENT CORPORATION	AIRCRAFT	12/30/06	1,349,835
MITSUBISHI TRUST & BANKING CORP.	AIRCRAFT	12/30/06	960,000
SMBC	AIRCRAFT	12/30/06	1,750,000
BNP PARIBAS PARIS	AIRCRAFT	12/30/06	3,537,550
Soc Gen	AIRCRAFT	12/30/06	202,559
SA Calif Eur	AIRCRAFT	12/30/06	20,492

			119,806,912

SCHEDULE E - Professional Payments [1]

	PROFESSIONAL GROUP	MONTH AMOUNT AUTHORIZED	MONTH AMOUNT PAID

	Babcock & Brown	$ 82,500	$ 82,500
	Bain & Company (OCP)	565,400	565,400
	Cognizant Associates	22,384	22,384
	GCW Consulting	308,942	308,942
	Huron Consulting Group	857,272	857,272
	Jenner & Block	21,857	21,857
	Kirkland & Ellis	2,279,691	2,279,691
	Leaf Group	34,432	34,432
	Marr Hipp Jones & Wang	696	696
	Mayer, Brown	68,754	68,754
	MBT & LeBoeuf	15,720	15,720
	Mercer Management Consulting	81,395	81,395
	Mesirow Financial Consulting	358,424	358,424
	Piper Rudnick	28,716	28,716
	Poorman Douglas	411,948	411,948
	Rothschild	245,027	245,027
	Saybrook Capital	185,364	185,364
	Sonnenschein	1,193,611	1,193,611
	Sperling & Slater	167,469	167,469
	Vedder Price	508,950	508,950
	Committee of Unsecured Creditors	8,517	8,517

	Total	$ 7,447,068	$ 7,447,068

	Professionals, for the purpose of this report, are defined as those who have filed a Professional Retention with the Federal Bankruptcy
[1]	Court and whom are subject to the Interim Compensation Motion. All professional fees and expenses incurred in December 2005 have been accrued and reported on the Debtor's Balance Sheet. In instances in which fee applications have been received and the associated payments have been made, the accrual has been adjusted and the actual activity has been reflected in the Debtor's Accounts Payable.

SCHEDULE F - Accounts Receivable and Accounts Payable Schedule

STATEMENT OF AGED RECEIVABLES

Tie -out	Consol.	Filed	Non-Filed
A/R	Entities	Entities
Beginning of month balance[1]	$915,505,814	$839,175,458	$828,819,973	$10,355,485

Add: sales on account	$1,341,548,659

Less: collections	($1,425,463,971)

Less: Write-offs and Clearing	($2,770,529)

End of month balance	$828,819,973

0 - 30 Days[2]	31 - 60 Days[2]	61 - 90 Days[2]	Over 90 Days [2]	End of Month Total

$712,015,556	$55,525,626	$10,911,301	$50,367,490	$828,819,973

1 Includes accruals for unprocessed sales for which the Debtor has not sent an invoice during the reporting period.
2 Accounts receivable aging based upon the previous month's aging percentage.

STATEMENT OF ACCOUNTS PAYABLE

Consolidated Filing Entities	Tie -out	Consol.	Filed	Non-Filed
A/P	Entities
Beginning of month balance [1]	$393,653,000	$371,819,000	$368,321,000	$3,498,000

Add: credit extended	$1,408,456,041

Less: payments on account	($1,433,788,041)

End of month balance	$368,321,000

0 - 30 Days [3]	31 - 60 Days [2]	61 - 90 Days [2]	Over 90 Days [2]	End of Month Total

$361,546,053	$4,614,562	$2,160,385	$0	$368,321,000

1 Includes accruals for goods and services received for which the Debtor has not yet received an invoice during the reporting period.
2 All trade payables over 30 days old are available upon request.
3 Includes liabilities subject to compromise

SCHEDULE G - Bank Accounts and Financial Institution Relationships

The Debtors' businesses and financial affairs require the collection, disbursement and movement of funds through numerous bank accounts.
In addition to the 160 domestic bank accounts, the Debtor operates 105 accounts in approximately 47 countries around the world.
A list of the Debtor's bank accounts is detailed below:

(*denotes new account for this monthly operating report as compared to prior monthly operating report)

DOMESTIC BANK ACCOUNTS

Financial Institution	Account Location	Acct #
1ST SOURCE BANK	South Bend, IN	n/a
AMSOUTH BANK	Birmingham, AL	n/a
AMSOUTH BANK	Knoxville, TN	n/a
ASSOCIATED BANK -'WI	Madison, WI	n/a
BANK OF AMERICA	North Charleston, SC	n/a
BANK OF AMERICA	Baltimore, MD	n/a
BANK OF AMERICA	Savannah, GA	n/a
BANK OF AMERICA	Greenville, SC	n/a
BANK OF AMERICA	Richmond, VA	n/a
BANK OF AMERICA	Greensboro, NC	n/a
BANK OF AMERICA	Wichita, KS	n/a
BANK OF AMERICA	Springfield, MO	n/a
BANK OF AMERICA	Kansas City, MO	n/a
BANK OF AMERICA	Austin, TX	n/a
BANK OF AMERICA	San Antonio, TX	n/a
BANK OF AMERICA	San Francisco, CA	n/a
BANK OF AMERICA	San Francisco, CA	n/a
BANK OF AMERICA CALIF PZ	San Francisco, CA	n/a
Bank of America PZ-'CA	DeKalb, Ga	n/a
BANK OF AMERICA SFOTK	San Francisco, CA	n/a
BANK OF AMERICA -'SILVER WINGS	San Francisco, CA	n/a
BANK OF AMERICA WASHINGTON	Seattle, WA	n/a
BANK OF HAWAII	Honolulu, HI	n/a
BANK OF ILLINOIS (Air Wisconsin)	Normal, IL	n/a
BANK OF NEW YORK	White Plains, NY	n/a
BANK OF OKLAHOMA	Tulsa, OK	n/a
BANK OF THE WEST	San Jose, Ca	n/a
BANK ONE	Chicago, IL (Miami Cluster)	n/a
BANK ONE	Grand Rapids, MI	n/a
BANK ONE (Tickets By Mail)	Detroit, MI	n/a
BANK ONE	Detroit, MI	n/a
BANK ONE	Lexington, KY	n/a
BANK ONE	Chicago, IL	n/a
BANK ONE (AirWisconsin)	Traverse City, MI	n/a
BANK ONE (CAFETERIA)	Chicago, IL	n/a
BANK ONE	Chicago, IL	n/a
BANK ONE	Chicago, IL	n/a
BANK ONE	Chicago, IL	n/a
BANK ONE	Chicago, IL	n/a
BANK ONE INDIANAPOLIS	Indianapolis, IN	n/a
BANK ONE OF OKLAHOMA	Oklahoma City, OK	n/a
CANADIAN IMPERIAL	Toronto, Ontario Canada	n/a
CANANDAIGUA NAT BANK & TRUST	Pittsford, NY	n/a
CAPITAL CITY BANK & TRUST CO	Atlanta, Ga	n/a
CAPITAL SAVINGS BANK	El Paso, TX	n/a
Charter One Bank	Binghamton, NY	n/a
CHASE BANK	New York, NY	n/a
CHASE MANHATTAN BANK (FirstBank)	St. Thomas, USVI	n/a
CHASE MANHATTAN BANK	New York, NY (LGA)	n/a
CHITTENDEN TRUST CO	Burlington, VT	n/a
CITIBANK	New York, NY	n/a
CITIBANK	New York, NY	n/a
CITIBANK (EMP WELFARE)	New York, NY	n/a
CITIBANK, N.A.	Jamaica, NY (JFK)	n/a
City National Bank	Charleston, WV	n/a
COMERICA (AirWisconsin)	Lansing, MI	n/a
COMMUNITY BANK OF COLORADO CO	Gunnison, CO	n/a
FIFTH THIRD BANK	Florence, KY	n/a
FIFTH THIRD BANK	Kalamazoo, MI	n/a
FIRST BANK OF AVON	Avon, CO	n/a
FIRST CITIZENS BANK	Raleigh, NC	n/a
FIRST CITIZENS BK-'RALEIGH	Charlotte, NC	n/a
FIRST HAWAIIAN BANK	Honolulu, HI	n/a
FIRST MIDWEST BANK	Moline, IL	n/a
FIRST NATIONAL BANK OF ROCKIES	Hayden, CO	n/a
FIRST UNION	Philadelphia, PA	n/a
FIRST UNION BANK	Allentown, PA	n/a
FIRST UNION BANK	Roanoke, VA	n/a
FIRST UNION BANK	Newark, NJ	n/a
FIRST UNION BANK	Newark, NJ	n/a
FIRSTAR BANK	Cedar Rapids, IA	n/a
FIRSTAR BANK	St. Louis, MO	n/a
FIRSTAR, N.A.	Cleveland, OH	n/a
FLEET	Boston, MA	n/a
FLEET BANK	Manchester, NH	n/a
FLEET NATIONAL BANK	Providence, RI	n/a
FREELAND STATE BANK	Freeland, MI	n/a
FVB COLONIAL	Richmond, VA	n/a
HSBC	Buffalo, NY	n/a
JACKSON STATE BANK-'WY	Jackson Hole, WY	n/a
JP MORGAN CHASE	New York, NY	n/a
JP MORGAN CHASE	New York, NY	n/a
KEY BANK	Dayton, OH	n/a
KEY BANK OF CENTRAL N.Y.	Syracuse, NY	n/a
KEY BANK OF EASTERN N.Y.	Albany, NY	n/a
M & I BANK	Milwaukee, WI	n/a
M & I BANK FOX VALLEY	Appleton, WI	n/a
M & I BANK OF MOSINEE	Mosinee, WI	n/a
M & I MARSHALL & ILSLEY	Green Bay, WI	n/a
M & T BANK	Middletown, PA	n/a
NATIONAL CITY	Columbus, OH	n/a
NATIONAL CITY BANK	Pittsburgh, PA	n/a
NATIONAL CITY BANK OF MI/IL (AW)	Springfield, IL	n/a
NORTHERN TRUST	Chicago, IL	n/a
NORTHERN TRUST	Chicago, IL	n/a
NORTHERN TRUST BANK (WHQ Deposits)	Chicago, IL	n/a
NORTHERN TRUST CO 15 & 16	Chicago, IL	n/a
NORTHERN TRUST CONTROL ACCT	Chicago, IL	n/a
NORTHERN TRUST FIELD REFUNDS	Chicago, IL	n/a
NORTHERN TRUST LOCAL DISB	Chicago, IL	n/a
PEOPLES HERITAGE	Portland, ME	n/a
PNC Bank	Avoca, PA	n/a
PNC Bank	State College, PA	n/a
SUN TRUST	Washington, DC	n/a
SUN TRUST BANK	Nashville, TN	n/a
SUN TRUST BANK	Orlando, FL	n/a
THE NORTHERN TRUST	Chicago, IL	n/a
TIDEWATER BANK	Norfolk, VA	n/a
U.S. BANK OF MINNESOTA	Medford, OR	n/a
UNIZAN BANK	North Canton, OH	n/a
US BANK	Aspen, CO	n/a
US BANK	Rapid City, SD (Mileage Plus)	n/a
US BANK (HELENA, MONTANA)	Billings, MT	n/a
US BANK (MINNESOTA)	Lincoln, NE	n/a
Wachovia Bank & Trust	Charlottesville, VA	n/a
Wachovia Bank & Trust	Cayce, SC	n/a
WACHOVIA BK & TRST 230 OPER	Chicago, IL	n/a
WACHOVIA BK & TRST 231 PZ	Chicago, IL	n/a
WACHOVIA: "MPI"	Chicago, IL	n/a
WACHOVIA: "OFFICERS"	Chicago, IL	n/a
WACHOVIA: "PREMIER"	Chicago, IL	n/a
WEBSTER BANK	Hartford, CT	n/a
WELLS FARGO	Los Angeles, CA	n/a
WELLS FARGO	Seattle, WA	n/a
WELLS FARGO	Grapevine, TX	n/a
WELLS FARGO	Anchorage, AK	n/a
WELLS FARGO BANK	Phoenix, AZ	n/a
WELLS FARGO BANK	Houston, TX	n/a
WELLS FARGO BANK	San Diego Airport	n/a
WELLS FARGO BANK IOWA	Des Moines, IA	n/a
WELLS FARGO BANK N. DAKOTA	Bismarck, ND	n/a
WELLS FARGO BANK WEST	Denver, CO	n/a
WELLS FARGO BANK WEST	Ignacio, Colorado	n/a
WELLS FARGO BANK WEST	Colorado Springs, CO	n/a
WELLS FARGO BANK, N.A.	Boise, ID	n/a
WELLS FARGO BANK, NA	Las Vegas, NV	n/a
WELLS FARGO BANK-'NE	Omaha, NE	n/a
WELLS FARGO-'LAS VEGAS	Las Vegas, NV	n/a
WELLS FARGO-'MINNESOTA	Minneapolis, MN	n/a
WELLS FARGO-'NEW MEXICO	Albuquerque, NM	n/a
WELLS FARGO-'SOUTH DAKOTA	Sioux Falls, SD	n/a
WESTAMERICA BANK	Suisun, CA	n/a
WHITNEY NATIONAL	New Orleans, LA	n/a
ZIONS BANK:AW	Salt Lake City, UT	n/a

SCHEDULE G - Bank Accts and Financial Institution Relationships

EUROPEAN BANK ACCOUNTS

Financial Institution	Location	Bank Acct #
BANK OF BERMUDA	BERMUDA	n/a
KREDIETBANK	Belgium	n/a
CITIBANK	England	n/a
CITIBANK	England	n/a
CITIBANK	England	n/a
COMMERZ BANK	Germany	n/a
COMMERZ BANK	Germany	n/a
COMMERZ BANK	Germany	n/a
BANQUE NATIONALE de PARIS	France	n/a
BANQUE NATIONALE de PARIS	France	n/a
BANQUE NATIONALE de PARIS	France	n/a
NATIONAL WESTMINSTER BANK (Royal Bank of Scotland)	England	n/a
NATIONAL WESTMINSTER BANK (Royal Bank of Scotland)	England	n/a
NATIONAL WESTMINSTER BANK (Royal Bank of Scotland)	England	n/a
NATIONAL WESTMINSTER BANK (Royal Bank of Scotland)	England	n/a
BANK OF IRELAND	Ireland	n/a
ABN AMRO BANK	Netherlands	n/a
CREDIT SUISSE	Switzerland	n/a
CITIBANK (USD)	Vietnam	n/a

ASIA-PACIFIC BANK ACCOUNTS

Financial Institution	Location	Bank Acct #
AUSTRALIA & NEW ZEALAND BANKING GROUP	Australia	n/a
CITIBANK AUSTRALIA	Australia	n/a
CHINA CONSTRUCTION BANK	China	n/a
BANK OF CHINA	China	n/a
BANK OF CHINA	China	n/a
BANK OF CHINA	China	n/a
BANK OF CHINA	China	n/a
CHINA CONSTRUCTION BANK	China	n/a
INDUSTRIAL & COMMERCIAL BANK OF CHINA	China	n/a
CITIBANK	Hong Kong	n/a
CITIBANK	Hong Kong	n/a
CITIBANK	Hong Kong	n/a
HONGKONG & SHANGHAI BANK	Hong Kong	n/a
CITIBANK	India	n/a
THE BANK OF TOKYO MITSUBISHI	Japan	n/a
THE BANK OF TOKYO MITSUBISHI	Japan	n/a
THE BANK OF TOKYO MITSUBISHI	Japan	n/a
THE BANK OF TOKYO MITSUBISHI	Japan	n/a
THE BANK OF TOKYO MITSUBISHI	Japan	n/a
CITIBANK	Japan	n/a
CITIBANK	Japan	n/a
CITIBANK	Korea	n/a
KOREA EXCHANGE BANK	Korea	n/a
KOREA EXCHANGE BANK	Korea	n/a
KOREA EXCHANGE BANK	Korea	n/a
BANK OF AMERICA	Korea	n/a
BANK OF AMERICA	Korea	n/a
CITIBANK	New Zealand	n/a
CITIBANK	Singapore	n/a
BANK OF AMERICA	Singapore	n/a
CITIBANK	Thailand	n/a
CITIBANK	Taiwan	n/a

LATIN AMERICA BANK ACCOUNTS

Financial Institution	Location	Bank Acct #
CITIBANK	Argentina	n/a
BANCO DE BOSTON	Argentina	n/a
BANCO DE LA NACION	Argentina	n/a
BANCO RIO DE LA PLATA	Argentina	n/a
CARIBBEAN MERCANTILE BANK	Aruba	n/a
CARIBBEAN MERCANTILE BANK	Aruba	n/a
BANCO SAFRA	Brazil	n/a
BANCO SAFRA	Brazil	n/a
UNIBANCO	Brazil	n/a
BANCO DE BRASIL	Brazil	n/a
BANCO BOSTON	Brazil	n/a
BANCO SAFRA	Brazil	n/a
BANCO SAFRA	Brazil	n/a
BANCO DE CHILE	Chile	n/a
BANCO DE CHILE	Chile	n/a
BANCO DE COSTA RICA	Costa Rica	n/a
BANCO DE COSTA RICA	Costa Rica	n/a
BANCO DE SAN JOSE	Costa Rica	n/a
BANCO DE SAN JOSE	Costa Rica	n/a
BANCO PROGRESSO	Dominican Republic	n/a
BANCO CUSCATLAN	El Salvador	n/a
CITIBANK	El Salvador	n/a
BANCO DE OCCIDENTE	Guatemala	n/a
CITIBANK	Guatemala	n/a
NATIONAL COMMERCIAL BANK	Jamaica	n/a
BANCA SERFIN	Mexico	n/a
BANCA SERFIN	Mexico	n/a
SUDAMERIS BANK	Uruguay	n/a
SUDAMERIS BANK	Uruguay	n/a
BANCO MERCANTIL	Venezuela	n/a
BANCO PROVINCIAL	Venezuela	n/a
BANCO MERCANTIL	Venezuela	n/a

OFFLINE BANK ACCOUNTS

Financial Institution	Location	Bank Acct #
BANCO POPULAR	PUERTO RICO	n/a
CANADIAN INTERNATIONAL BANK OF COMMERCE	CANADA	n/a
CANADIAN INTERNATIONAL BANK OF COMMERCE	CANADA	n/a
CITIBANK	PANAMA	n/a
CITIBANK	PHILIPPINES	n/a
CITIBANK	PHILIPPINES	n/a
PRODUBANCO	ECUADOR	n/a
ISLANDSBANKI	ICELAND	n/a
SKANDINAVISKA	SWEDEN	n/a
National Bank of Kuwait	Kuwait	n/a
BANK AUSTRIA AG	AUSTRIA	n/a
CHRISTIANA BANK (NORDEA BANK NORGE ASA)	NORWAY	n/a
CREDIT LYONNAIS	VIETNAM	n/a
CAYMAN NATIONAL BANK	BRITISH WI	n/a
NED BANK	SOUTH AFRICA	n/a
BANK HANDLOWY	POLAND	n/a
BANCO COMERCIAL PORTUGAL	PORTUGAL	n/a
BANCO COLPATRIA	COLOMBIA	n/a
BANCO COLPATRIA	COLOMBIA	n/a
CANADIAN INTERNATIONAL BANK OF COMMERCE	CANADA	n/a

SUBSIDIARY BANK ACCOUNTS

Financial Institution	Country	Bank Acct #

UNITED AVIATION FUELS CORP.
NOTHERN TRUST BANK	USA	n/a
UNITED WORLDWIDE CORP.
JP MORGAN CHASE	USA	n/a
MILEAGE PLUS, INC.
SHORE BANK	USA	n/a
PREMIER MEETING & TRAVEL SERVICES, INC.
BANK ONE	USA	n/a
BANK ONE	USA	n/a
MY POINTS.COM, INC.
SILICON VALLEY BANK	USA	n/a
SILICON VALLEY BANK	USA	n/a
SILICON VALLEY BANK	USA	n/a
FLEET BANK	USA	n/a
WELLS CAPITAL MANAGEMENT	USA	n/a
WELLS FARGO BANK	USA	n/a
UAL LOYALTY SERVICES
BANK ONE	USA	n/a
BANK ONE	USA	n/a
BANK ONE	USA	n/a
BANK ONE	USA	n/a
KION DE MEXICO
BANCA SERFIN, S.A.	MEXICO	n/a
BANCA SERFIN, S.A.	MEXICO	n/a
CITIBANK	USA	n/a

TAX QUESTIONNAIRE

Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition as the taxes come due. Please indicate whether the following post-petition taxes have been paid or deposited as they came due.

( ) Check here if no employees.

TAX	YES	NO	NOT REQUIRED	WHEN DUE
Federal income tax withholding	X
FICA withholding	X
Employer's share FICA	X
Federal Unemployment Taxes	X
State Income Tax Withholding	X
Sales Tax	X
Other Tax	X

If any taxes have not been paid when due complete this table:

TAX NOT PAID	AMOUNT NOT PAID	DATE OF LAST PAYMENT

Note: Tax related payments withheld from UAL and its subsidiaries' employee wages in the United States of America are paid to a third party payroll service, Deloitte & Touche LLP., with the exception of Mileage Plus who pays such tax related payments to Automatic Data Processing.